UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 25, 2025
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Stock Purchase Agreement
On February 24, 2025, Driven Brands, Inc. (“DBI”), a wholly owned subsidiary of Driven Brands Holdings Inc. (the “Company”), and certain other wholly owned subsidiaries of the Company (the “Sellers” and, together with DBI, the “Seller Parties”) entered into a stock purchase agreement (the “Purchase Agreement”) with Express Wash Operations, LLC dba Whistle Express Car Wash (“Purchaser”), pursuant to which, among other things, Purchaser has agreed to purchase all of the outstanding equity interests of Boing US Holdco, Inc., a wholly owned subsidiary of the Company that owns and operates the Company’s U.S. car wash business (the “Business”, and such transaction, the “Transaction”). The aggregate purchase price for the Transaction is $385 million, subject to customary adjustments for cash, indebtedness, working capital and transaction expenses, each as set forth in the Purchase Agreement (as so adjusted, the “Purchase Price”).
The consummation of the Transaction is subject to customary closing conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction.
The Purchase Price and related fees and expenses of the transactions are expected to be paid using the proceeds of a combination of equity and debt commitments obtained by the Purchaser (collectively, the “Commitments”) and seller financing (the “Seller Financing”), with approximately 20% of the Purchase Price (the “Non-Committed Proceeds”) to be funded through the proceeds of a sale-leaseback transaction (the “SLB Transaction”).
To effect the Seller Financing, Express Wash Topco, LLC, the parent company of Purchaser, will issue a negotiable unsecured promissory note to a wholly owned subsidiary of the Company evidencing a loan that is expected to be in the initial principal amount of $130 million, subject to adjustment as provided in such promissory note (the “Seller Note”). The Seller Note will bear interest at a rate of 13% per annum for the first year, 15% per annum for the second year and 17% per annum thereafter through maturity (subject to further increases under certain circumstances specified in the Seller Note). Accrued interest on the Seller Note is expected to be paid-in-kind and added to the principal of the note on a quarterly basis until repayment or maturity. The maturity date of the Seller Note will be 91 days after the maturity of the Purchaser’s senior debt (which is expected to be 6 years following the closing date of the Transaction).
To effect the SLB Transaction, concurrently with the execution of the Purchase Agreement, Purchaser entered into a purchase and sale agreement with a real estate investment trust for the sale of certain car wash sites being acquired under the Purchase Agreement. Purchaser has agreed to use reasonable best efforts to complete the SLB Transaction. The expected proceeds of the SLB Transaction exceed the Non-Committed Proceeds.
If Purchaser fails to close the Transaction when required by the Purchase Agreement, including because the proceeds under the SLB Agreement are insufficient to cover the amount of the Non-Committed Proceeds or if the SLB Transaction does not close, and Purchaser is unable to otherwise fund the amount of the Non-Committed Proceeds through alternative financing, the Seller Parties will have the right to terminate the Purchase Agreement and Purchaser is obligated to pay the Seller Parties a termination fee of $30 million (the “Reverse Termination Fee”). In connection with the execution of the Purchase Agreement, funds affiliated with Oaktree Capital Management and Alvarez & Marsal Capital (together, the “Sponsors”) delivered limited guarantees in favor of the Sellers (the “Limited Guarantees”). Pursuant to the Limited Guarantees, the Sponsors have guaranteed the payment of the Reverse Termination Fee and certain other costs and expenses of the Sellers.
In addition to the termination right of the Seller Parties subject to the Reverse Termination Fee described above, the Purchase Agreement includes other customary termination rights for the parties, including (a) by mutual agreement of the parties; (b) by either party for certain material breaches of the

Purchase Agreement by the other party that are not cured; and (c) by either party if the Transaction is not consummated on or before November 24, 2025.
In connection with the closing of the Transaction, certain of the Company’s subsidiaries, including DBI, and Purchaser will enter into certain additional ancillary agreements, including a transition services agreement, an employee lease agreement and a transitional trademark license agreement.
The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and which is incorporated by reference herein.
Item 2.02 Results of Operations and Financial Condition.
On February 25, 2025, Driven Brands Holdings Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the quarter ended December 28, 2024 (the “Press Release”).
The information provided pursuant to Item 2.02, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 24, 2025, Jonathan Fitzpatrick, President and Chief Executive Officer (“CEO”) of the Company, informed the Company of his intent to step down as President and CEO effective May 9, 2025 and terminate his employment with the Company (the “Transition Date”). Mr. Fitzpatrick’s departure does not reflect any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices or any issues regarding the Company’s accounting policies or practices. Following the Transition Date, Mr. Fitzpatrick will remain on the Board of Directors of the Company (the “Board”) as Non-Executive Chair of the Board.
Consistent with the Company’s succession plan, the Board has appointed Daniel Rivera, age 46, currently the Company’s Chief Operating Officer, to serve as President and CEO, effective as of the Transition Date. To facilitate the transition and enable continuity, Mr. Fitzpatrick has agreed to serve the Company as a Senior Advisor to Mr. Rivera from the Transition Date through the end of the 2025 fiscal year, and Mr. Fitzpatrick will receive a total of $750,000 in cash fees as compensation for such advisory services.
The Board has also appointed Mr. Fitzpatrick to serve as the Non-Executive Chair of the Board following the Transition Date. As a non-employee director, Mr. Fitzpatrick will become eligible to receive compensation as a non-employee director as described in the Company’s annual proxy statement filed with the Securities and Exchange Commission on March 27, 2024 (the “Proxy Statement”). In addition, the Board approved additional cash compensation of $125,000 and an additional grant of restricted stock units with a target value of $55,000 for Mr. Fitzpatrick for his service as Non-Executive Chair.
In connection with Mr. Rivera’s appointment as CEO, the Board approved increasing the size of the Board to 11 members and electing Mr. Rivera to serve as a director, both effective as of the Transition Date.
A description of Mr. Rivera’s business experience is available in Part III, Item 10 under “Information about our Executive Officers” of our Annual Report on Form 10-K for the fiscal year ended December 30, 2023, and is incorporated by reference herein. There are no arrangements or understandings between Mr. Rivera and any other person pursuant to which he is being appointed as

Chief Executive Officer of the Company. There are no family relationships between Mr. Rivera and any other director or executive officer of the Company, and no transactions involving Mr. Rivera that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure
The Company issued separate press releases announcing (i) its entry into the Purchase Agreement; and (ii) Mr. Fitzpatrick’s departure as President and CEO and Mr. Rivera’s appointment as CEO and to the Board. A copy of the press releases are attached hereto as Exhibits 99.2 and 99.3 and are incorporated herein by reference.
Note: The information provided pursuant to Item 7.01, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement, among Driven Brands, Inc., Shine Acquisition Co Limited, Rose Midco Limited, Boing US Holdco, Inc., and Express Wash Operations, LLC, dated as of February 24, 2025.
10.2	Form of Express Wash Topco, LLC Promissory Note.
99.1	Press Release, dated February 25, 2025, announcing the financial results for the quarter and fiscal year ended December 28, 2024.
99.2	Press Release, dated February 25, 2025, announcing the sale of the United States Car Wash business.
99.3	Press Release, dated February 25, 2025, announcing Chief Executive Officer transition.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management, and expected market growth are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to: (i) the completion of the Transaction, including Purchaser’s ability to obtain the required financing through the SLB Transaction or otherwise; (ii) our ability to realize the value of the Seller Note; (iii) potential post-closing obligations and liabilities; (iv) our strategy, outlook and growth prospects; (v) our operational and financial targets and dividend policy; (vi) general economic trends and trends in the industry and markets; and (vii) the competitive environment in which we operate. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023 and in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: February 25, 2025	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer